[Nationwide Advisory Retirement Income AnnuitySM]
Application for
Individual Flexible Purchase Payment Variable Deferred Annuity
Minimum Initial Purchase Payment of [$25,000]
Nationwide Life Insurance Company
[PO Box 36750, Louisville, KY 40233]• Phone: [866-667-0561]
[Express Mail: 10350 Ormsby Park Place, Louisville, KY 40223]

1.	Parties to the Contract (Please print) Please submit all pages of the application.

1a.	Contract Owner

Name (First, MI, Last): [John Q. Doe]

Trust or Entity Name (if applicable):
(Additional forms required. See the Application Enrollment packet.)

Birth Date (MM/DD/YYYY): [01/01/1956] Sex: ☒ M ☐ F SSN/Tax ID: [123-45-6789]

Street: [123 Anystreet]

City: [Anycity] State: [Anystate] ZIP: [12345]

Email: [jdoe@abccompany.com] Phone Number: [222-222-2222]

Nationwide strives to provide excellent customer service to our Members. By providing your telephone number, you authorize the Nationwide Family of Companies to contact you via telephone using automated technology to assist you with your account.

1b.	Joint/Contingent Owner

Check one box only: ☒ Joint Owner (Available only with Non-Qualified Contracts.)

                                            ☐ Contingent Owner (Available only with Non-Qualified Contracts.)

Name (First, MI, Last): [Jane M. Doe]

Relationship to Contract Owner:

Birth Date (MM/DD/YYYY):  [ 12/01/1961]         Sex: ☐ M     ☒ F    SSN/Tax ID: [987-65-4321]

Address: ☒ Same address as Contract Owner or fill out address below

Street:

City:                                                                                                    State:                                  ZIP:

Email:                                                                                          Phone Number:

Nationwide strives to provide excellent customer service to our Members. By providing your telephone number, you authorize the Nationwide Family of Companies to contact you via telephone using automated technology to assist you with your account.

1c.	Annuitant For qualified contracts, the Contract Owner and Annuitant must be the same person.

☐ Same as Contract Owner (Annuitant must be age [85] or younger.)

An individual person must be named if the Contract Owner is a Trust or Entity.

Name (First, MI, Last):

Relationship to Contract Owner:

Birth Date (MM/DD/YYYY):                            Sex: ☐ M     ☐ F     SSN/Tax ID:

Address: ☐ Same address as Contract Owner or fill out address below

Street:

City:                                                                                                    State:                                  ZIP:

Email:                                                                                          Phone Number:

VAAA-0128NY.1	Page 1 of 9	(NEW YORK) [ (NARNY) (02/2020) ]

1.	Parties to the Contract (continued)

1d.

Spousal Protection/Co-Annuitant No added charge, part of the Return of Premium (ROP) Death Benefit. Not available with CRTs (Charitable Remainder Trust). Must be age[85]or younger. With Spousal Protection, both spouses will automatically be Primary Beneficiaries. When the Contract Owner named in section 1a. is a natural owner, this feature requires that the Contract Owner and Annuitant be the same person.

☐ Same as Joint Owner

Name (First, MI, Last):

Birth Date (MM/DD/YYYY):                            Sex: ☐ M     ☐ F     SSN/Tax ID:

Address: ☐ Same address as Contract Owner or fill out address below

Street:

City:                                                                                                    State:                                  ZIP:

Email:                                                                                          Phone Number:

1e.	Contingent Annuitant (Available only with Non-Qualified contracts. Must be age [85] or younger.)

Name (First, MI, Last):

Birth Date (MM/DD/YYYY):                            Sex: ☐ M     ☐ F     SSN/Tax ID:

Address: ☐ Same address as Contract Owner or fill out address below

Street:

City:                                                                                                    State:                                  ZIP:

Email:                                                                                          Phone Number:

1f.

Beneficiaries Allocation to all Primary Beneficiaries must equal 100%. Contingent Beneficiaries must also equal 100%. Providing your Beneficiaries social security numbers (SSN) will help expedite Beneficiary claims and will ensure that Nationwide can properly identify your Beneficiaries.

If you elected Spousal Protection/Co-Annuitant (section 1d), both spouses will automatically be Primary Beneficiaries. Instead only provide your Contingent Beneficiaries. By designating your spouse as a Primary Beneficiary AND not completing Spousal Protection/Co-Annuitant (section 1d), Nationwide will automatically add the Spousal Protection feature. If you do not want the Spousal Protection feature, please check the box below.

☐ I do not wish to add the Spousal Protection feature to my Contract.

Primary Beneficiaries Allocations must equal 100%.

Legal Name (First, MI, Last):

Relationship to Annuitant:                                                                                                                               Allocation:                    %

Birth Date (MM/DD/YYYY):                            Sex: ☐ M     ☐ F     SSN/Tax ID:

Address: ☐ Same address as Contract Owner or fill out address below

Street:

City:                                                                                                    State:                                  ZIP:

Email:                                                                                          Phone Number:

Legal Name (First, MI, Last):

Relationship to Annuitant:                                                                                                                               Allocation:                    %

Birth Date (MM/DD/YYYY):                            Sex: ☐ M     ☐ F     SSN/Tax ID:

Address: ☐ Same address as Contract Owner or fill out address below

Street:

City:                                                                                                    State:                                  ZIP:

Email:                                                                                          Phone Number:

If more than two Beneficiaries, list additional names on the Additional Beneficiaries form (in Application Enrollment packet).

VAAA-0128NY.1	Page 2 of 9	(NEW YORK) [ (NARNY) (02/2020) ]

1.	Parties to the Contract (continued)

Contingent Beneficiaries Allocations must equal 100%.

Legal Name (First, MI, Last): [John Q. Doe]

Relationship to Annuitant: [Self]                                                                                                                       Allocation: [100] %

Birth Date (MM/DD/YYYY): [01/01/1956]             Sex: ☒ M     ☐ F     SSN/Tax ID: [123-45-6789]

Address: ☒ Same address as Contract Owner or fill out address below

Street:

City:                                                                                                    State:                                  ZIP:

Email:                                                                                          Phone Number:

Legal Name (First, MI, Last): [Jane M. Doe]

Relationship to Annuitant: [Wife]                                                                                                                       Allocation: [100] %

Birth Date (MM/DD/YYYY): [12/01/1961]             Sex: ☐ M     ☒ F     SSN/Tax ID: [987-65-4321]

Address: ☒ Same address as Contract Owner or fill out address below

Street:

City:                                                                                                    State:                                  ZIP:

Email:                                                                                          Phone Number:

If more than two Beneficiaries, list additional names on the Additional Beneficiaries form (in Application Enrollment packet).

2.	Contract Information

2a.	Contract Type Must specify by checking a box.

☒ Non-Qualified ☐ Custodial Owned IRA

☐ Traditional IRA – Tax Year: ☐ CRT* (Charitable Remainder Trust)

☐ Roth IRA – Tax Year: Tax Year Roth IRA started:

☐ SIMPLE IRA ☐ SEP IRA

The Contract Types below are not available with Living Benefits.

☐ Beneficially Owned Non-Qualified* ☐ Beneficially Owned/Inherited IRA*

☐ Beneficially Owned/Inherited Roth IRA*

Original Contract Owner’s Date of Death (MM/DD/YYYY):

12/31 of Prior Year Contract Balance: $

*Additional forms required. Please see the Application Enrollment packet.

2b.	Purchase Payment

Approximate Amount: $ [25,000]                 ([$25,000] initial minimum.)

Source of Funds:

Payment Submitted Via: ☒ Enclosed Check     ☐ 1035(a) Exchange*    ☐ Transfer*    ☐ Rollover*

☐ Wire (U.S. Financial Institutions only): Please call [866-667-0561] for wiring instructions.

Wire Amount: $

☐ Brokerage Account, Mutual Fund, CD, etc.*

*Additional forms required. Please see the Application Enrollment packet.

VAAA-0128NY.1	Page 3 of 9	(NEW YORK) [ (NARNY) (02/2020) ]

3.	Electronic Delivery

I elect (choose only one):

☐	As Contract Owner, I elect to receive electronic versions of all documents pertaining to my Account (Email required in 1a).

☐	As Contract Owner, I elect to receive electronic versions of all documents pertaining to my Account, except for the following (choose all that apply):

☐ Financial Transactions   ☐ Non-Financial Transactions   ☐ Statements   ☐ Original Policy

☐ Product Prospectuses/Supplements   ☐ Investment Portfolios Prospectuses/Supplements

☐	As Contract Owner, I reject accessing information relating to my Account electronically.

4.	Living Benefits (optional)

Election of Options within this section increases the charges on your Contract. Election of a Living Benefit with the Joint Option may also result in lower Lifetime Withdrawal Percentages. Once elected, a Living Benefit is irrevocable. Additional purchase payments, surrenders, and withdrawals may impact the benefit of a Living Benefit. Consult your prospectus.

I elect (choose only one):

☒	Nationwide Lifetime Income Rider® Advisory (Nationwide L.incSM Advisory)

Contract Owner, or Annuitant in the case of non-natural Contract Owner, must be between the age of [45 and 85.] If you would like the Joint Option, complete Section 4a. Complete Living Benefit Investment Options in Section 4c.

☐	Retirement Income DeveloperSM

Contract Owner, or Annuitant in the case of non-natural Contract Owner, must be [85] or younger. If you would like the Joint Option complete Section 4a. Complete Living Benefit Investment Options in Section 4d.

4a. Joint Option Only available with a Living Benefit.

By electing the Joint Option, you are accepting additional charges and/or lower Lifetime Withdrawal Percentages. See your prospectus for additional information. You are also naming your spouse as a Joint Determining Life. This benefit will allow the income from your Living Benefit to continue to the Joint Determining Life after the death of the Determining Life. Please note that the Lifetime Income Percentage will be based on the age of the younger spouse. The Determining Life and Joint Determining Life will be named as sole Primary Beneficiaries. When the Contract Owner named in section 1a. is a natural owner, this feature requires that the Contract Owner and Annuitant be the same person. Not available with CRT (Charitable Remainder Trust) Contracts.

Joint Determining Life must be [85] or younger for Retirement Income DeveloperSM.

Joint Determining Life must be between the ages of [45 and 85] for Nationwide L.incSM Advisory.

☒ Joint Option     ☐ Same as Co-Annuitant

Name (First, MI, Last): [Jane M. Doe]

Birth Date (MM/DD/YYYY): [12/01/1961]     Sex: ☐ M     ☒ F     SSN/Tax ID: [987-65-4321]

Email: [jdoe@abccompany.com]                         Phone Number: [222-222-2222]

4b.	Living Benefits: When do you anticipate beginning Lifetime Income Withdrawals?

☐ Immediately

☐ In                years

☒ Not Sure

NOTE: When you choose to begin Lifetime Income Withdrawals, you must complete the Lifetime Income Administrative form.

VAAA-0128NY.1	Page 4 of 9	(NEW YORK) [ (NARNY) (02/2020) ]

4.	Living Benefits (continued)

4c.	Nationwide Lifetime Income Rider Advisory (Nationwide L.inc Advisory) Investment Options Select one or more funds from Box A OR a model from Box B.

A	Whole percentages only. Must add up to 100%.	B
	% NVIT CardinalSM Conservative Fund		☒	Nationwide Custom Choice
	% NVIT CardinalSM Moderately Conservative Fund			Nationwide Custom Choice gives access to the entire fund lineup and is an asset allocation framework that can be used to build a fully customized portfolio of investments, subject to certain allocation limitations and quarterly rebalancing. Submission of a Custom Choice Administrative form, which is located in the Application Enrollment packet, is required.
% NVIT CardinalSM Balanced Fund
% NVIT CardinalSM Managed Growth & Income Fund
% NVIT CardinalSM Managed Growth Fund
% NVIT Investor Dest. Conservative Fund
% NVIT Investor Dest. Moderately Conservative Fund
% NVIT Investor Dest. Balanced Fund
% NVIT Investor Dest. Managed Growth & Income Fund
% NVIT Investor Dest. Managed Growth Fund
% NVIT Managed American Funds Asset Allocation Fund
= 100%

4d.	Retirement Income Developer Investment Options

Select one or more funds from Box A OR a model from Box B.

A	Wholepercentages only. Must add up to 100%.	B
	% NVIT CardinalSM Conservative Fund		☐	Nationwide Custom Choice
	% NVIT CardinalSM Moderately Conservative Fund			Nationwide Custom Choice gives access to the entire fund lineup and is an asset allocation framework that can be used to build a fully customized portfolio of investments, subject to certain allocation limitations and quarterly rebalancing. Submission of a Custom Choice Administrative form, which is located in the Application Enrollment packet, is required.
% NVIT CardinalSM Balanced Fund
% NVIT CardinalSM Moderate Fund
% NVIT CardinalSM Capital Appreciation Fund
% NVIT CardinalSM Managed Growth & Income Fund
% NVIT CardinalSM Managed Growth Fund
% NVIT DFA Moderate Fund
% NVIT Investor Dest. Balanced Fund
% NVIT Investor Dest. Capital Appreciation Fund
% NVIT Investor Dest. Conservative Fund
% NVIT Investor Dest. Moderately Conservative Fund
% NVIT Investor Dest. Moderate Fund
% NVIT Investor Dest. Managed Growth & Income Fund
% NVIT Investor Dest. Managed Growth Fund
% NVIT Managed American Funds Asset Allocation Fund
= 100%

5.	Death Benefits

Election of the Return of Premium Death Benefit Option within this section increases the charges on your Contract. Consult your prospectus.

If a Death Benefit Option is not elected, the default will be the Standard Death Benefit.

I elect (choose only one):

☒ Standard Death Benefit (Contract Value)

☐ Return of Premium Death Benefit

VAAA-0128NY.1	Page 5 of 9	(NEW YORK) [ (NARNY) (02/2020) ]

6.	Purchase Payment Allocation and Disclosures

Do not complete this section if you have elected a Living Benefit in Section 4.

Funds designated by an * may include additional restrictions and/or charges. Please review the product prospectus and underlying fund prospectus carefully. The underlying investment options listed below are only available in variable annuity insurance products issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. They are NOT offered to the general public directly. Consult your prospectus for reference to Share Class.

Must add up to 100%.

AllianceBernstein Variable Products Series Funds
% AB VPS International Value Portfolio
% AB VPS Small/Mid Cap Value Portfolio
Alger
% Alger Capital Appreciation Portfolio
ALPS Variable Investment Trust
% ALPS/Alerian Energy Infrastructure Portfolio
% ALPS/Red Rocks Listed Private Equity Portfolio
American Century Variable Portfolios
% American Century VP Inflation Protection Fund
American Funds Insurance Series
% Asset Allocation Fund
% Blue Chip Income and Growth Fund
% Bond Fund
% Global Growth Fund
% Growth Fund
% Growth-Income Fund
% High Income
% International Fund
% New World Fund
BlackRock Variable Series Funds II
% BlackRock High Yield VI Fund
% BlackRock Total Return VI Fund
Columbia Funds Variable Series Trust
% CTIVP AQR Managed Futures Strategy Fund
% Columbia VP High Yield Bond Fund
Delaware Variable Insurance Product Trust
% Delaware VIPT Small Cap Value
DFA Investment Dimensions Group
% DFA Equity Allocation Portfolio*
% DFA Global Bond Portfolio*
% DFA Global Moderate Allocation Fund*
% DFA International Small Portfolio*
% DFA International Value Portfolio*
% DFA Short-Term Fixed Portfolio*
% DFA U.S. Large Value Portfolio*
% DFA U.S. Targeted Value Portfolio*
Eaton Vance Variable Trust
% Eaton Vance VT Floating-Rate Income Fund
Fidelity® Variable Insurance Product Funds
% Fidelity® VIP Balanced Portfolio
% Fidelity® VIP Contrafund Portfolio
% Fidelity® VIP Growth & Income Portfolio
% Fidelity® VIP Investment Grade Bond Portfolio
% Fidelity® VIP Strategic Income Portfolio

First Eagle
% First Eagle Overseas
Franklin Templeton Variable Insurance Products Trust
% Templeton Global Bond VIP Fund
Goldman Sachs Variable Insurance Trust
% Goldman Sachs VIT Multi-Strategy Alternatives Portfolio
% Goldman Sachs VIT Small Cap Equity Insights Fund
Guggenheim Variable Funds
% Guggenheim Floating Rate Strategies
% Guggenheim High Yield
% Guggenheim Total Return Bond Fund
% Rydex Consumer Products
% Rydex Financial Services
% Rydex Telecommunications
Invesco
% Invesco Global Real Estate
% Invesco Oppenheimer V.I. Global Fund
% Invesco Oppenheimer V.I. International Growth Fund
% Invesco Oppenheimer V.I. Main Street Fund
Ivy Variable Insurance Portfolios
% Ivy VIP Energy
% Ivy VIP Mid Cap Growth
Janus Henderson Variable Insurance Trust
% Janus Henderson VIT Balanced Portfolio
% Janus Henderson VIT Enterprise Portfolio
% Janus Henderson VIT Flexible Bond Portfolio
% Janus Henderson VIT Global Technology Portfolio
John Hancock Variable Insurance Trust
% John Hancock Emerging Markets Value*
Lazard Retirement Series
% Lazard Retirement Emerging Markets Equity Portfolio
Legg Mason
% ClearBridge Variable Large Cap Growth Fund
% ClearBridge Variable Small Cap Growth Fund
Lord Abbett Series Funds
% Lord Abbett Series Bond Debenture
% Lord Abbett Series Total Return Portfolio
Mainstay VP Funds Trust
% MainStay VP MacKay Convertible Portfolio
Merger Fund VL
% Merger Fund VL

MFS® Variable Insurance Trust
% MFS® VIT Growth Series
% MFS® VIT Utilities Series
% MFS® VIT Value Series
Morgan Stanley Investment Management
% Morgan Stanley VIF Emerging Markets Debt Portfolio
% Morgan Stanley VIF Global Infrastructure Portfolio
Nationwide Variable Insurance Trust (NVIT)
% American Century NVIT Multi Cap Value Fund
% Amundi NVIT Multi Sector Bond Fund
% BlackRock NVIT Equity Dividend Fund
% BlackRock NVIT Managed Global Allocation Fund
% DoubleLine NVIT Total Return Tactical Fund*
% Federated NVIT High Income Bond Fund
% Neuberger Berman NVIT Multi Cap Opportunities Fund
% Neuberger Berman NVIT Socially Responsible Fund
% NVIT Bond Index Fund*
% NVIT CardinalSM Aggressive Fund
% NVIT CardinalSM Balanced Fund
% NVIT CardinalSM Capital Appreciation Fund
% NVIT CardinalSM Conservative Fund
% NVIT CardinalSM Managed Growth & Income Fund
% NVIT CardinalSM Managed Growth Fund
% NVIT CardinalSM Moderate Fund
% NVIT CardinalSM Moderately Aggressive Fund
% NVIT CardinalSM Moderately Conservative Fund
% NVIT DFA Capital Appreciation Fund
% NVIT DFA Moderate Fund
% NVIT Government Bond Fund
% NVIT Government Money Market
% NVIT International Equity Fund
% NVIT International Index Fund*
% NVIT Investor Dest. Aggressive Fund
% NVIT Investor Dest. Balanced Fund
% NVIT Investor Dest. Capital Appreciation Fund
% NVIT Investor Dest. Conservative Fund
% NVIT Investor Dest. Managed Growth & Income Fund
% NVIT Investor Dest. Managed Growth Fund
% NVIT Investor Dest. Moderate Fund

VAAA-0128NY.1	Page 6 of 9	(NEW YORK) [ (NARNY) (02/2020) ]

6.	Purchase Payment Allocation and Disclosures (continued)

Do not complete this section if you have elected a Living Benefit in Section 4.

Funds designated by an * may include additional restrictions and/or charges. Please review the product prospectus and underlying fund prospectus carefully. The underlying investment options listed below are only available in variable annuity insurance products issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. They are NOT offered to the general public directly. Consult your prospectus for reference to Share Class.

Must add up to 100%.

Nationwide Variable Insurance Trust (NVIT)
% NVIT Investor Dest. Moderately Aggressive Fund
% NVIT Investor Dest. Moderately Conservative Fund
% NVIT iShares Fixed Income ETF*
% NVIT iShares Global Equity ETF*
% NVIT Managed American Funds Asset Allocation Fund
% NVIT Managed American Funds Growth-Income Fund
% NVIT Mid Cap Index Fund*
% NVIT Multi-Manager Mid Cap Value Fund
% NVIT Multi-Manager Small Cap Growth Fund
% NVIT Multi-Manager Small Cap Value Fund
% NVIT Multi-Manager Small Company Fund
% NVIT Nationwide Fund
% NVIT Real Estate Fund
% NVIT S&P 500 Index Fund*
% NVIT Small Cap Index Fund*
% NVIT Wells Fargo Discovery Fund
Northern Lights Variable Trust
% Probabilities Fund
PIMCO Variable Insurance Trust
% PIMCO VIT All Asset Portfolio
% PIMCO VIT CommodityRealReturn® Strategy Portfolio
% PIMCO VIT Dynamic Bond Portfolio
% PIMCO VIT Emerging Markets Bond Portfolio
% PIMCO VIT High Yield Portfolio
% PIMCO VIT Income Portfolio
% PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)
% PIMCO VIT International Bond Portfolio (Unhedged)
% PIMCO VIT Long-Term U.S. Government Portfolio
% PIMCO VIT Low Duration Portfolio
% PIMCO VIT Real Return Portfolio
% PIMCO VIT Short-Term Portfolio
% PIMCO VIT Total Return Portfolio

Putnam Variable Trust
% Putnam VT Diversified Income Fund
% Putnam VT Income Fund
T. Rowe Price Equity Series
% T. Rowe Price Blue Chip Growth Portfolio
% T. Rowe Price Health Sciences Portfolio
Two Roads Shared Trust
% Redwood Managed Volatility Portfolio
VanEck VIP Trust
% VanEck VIPT Emerging Markets Fund
% VanEck VIPT Global Gold Fund
% VanEck VIPT Global Hard Assets Fund
Vanguard
% Vanguard Balanced Portfolio*
% Vanguard Capital Growth Portfolio*
% Vanguard Diversified Value Portfolio*
% Vanguard Equity Income Portfolio*
% Vanguard Equity Index Portfolio*
% Vanguard Growth Portfolio*
% Vanguard High Yield Bond Portfolio*
% Vanguard International Portfolio*
% Vanguard Mid-Cap Index Portfolio*
% Vanguard Real Estate Index Portfolio*
% Vanguard Short-Term Investment-Grade Portfolio*
% Vanguard Total Bond Market Index Portfolio*
% Vanguard Total Stock Market Index Portfolio*
% Vanguard Total International Stock Market Index Portfolio*
% Vanguard Global Bond Index Portfolio*
Wells Fargo Variable Trust
% Wells Fargo VT Discovery Fund

VAAA-0128NY.1	Page 7 of 9	(NEW YORK) [ (NARNY) (02/2020) ]

7.	Contract Owner Signatures and Authorizations

7a.	Replacement Information

☐ Yes    ☒ No     Do you have existing life insurance or annuity contracts?

☐ Yes    ☒ No     Is the applied for Contract intended to replace, discontinue or change any existing life insurance or annuity contracts?

Please complete the Nationwide Life Insurance Company New York Regulation 60 Annuity Insurance Definition of Replacement form. If you answered “yes” to EITHER question above, please complete the Nationwide Life Insurance Company New York Regulation 60 Annuity Insurance Replacement Packet and submit the first stage Regulation 60 paperwork prior to completing the application.

7b.	Acknowledgements, Disclosure and Signatures

I acknowledge that I have received and understand the current prospectus for this variable annuity Contract, and that by signing this application I understand and acknowledge the following:

Annuity payments, Death Benefits, Surrender Values, and other Contract Values provided by this Contract, when based on the investment experience of a separate account, may increase or decrease and are not guaranteed as to fixed-dollar amount, unless otherwise specified.

•

Total cumulative Purchase Payments under the Contract and any other annuity contract issued by Nationwide or any of its subsidiaries or affiliates with the same Contract Owner, Joint Owner, Annuitant, Co-Annuitant, Determining Life, and/or Joint Determining Life may not exceed $1,000,000 without permission from Nationwide. [When a Living Benefit is elected, Nationwide reserves the right to limit any subsequent Purchase Payments.] Any amount refused will be returned to the Contract Owner.

•

I understand the purpose of the Contract for which I am applying is to provide long-term benefits to the Contract Owner and/or Annuitant and that, if I plan to change the Contract Owner or assign benefits under the Contract, the Contract will not meet this objective.

•

I understand the purpose of the Contract for which I am applying is to provide long-term benefits to the Contract Owner and/or Annuitant and that, if the Annuitant I am naming has been diagnosed with or had any indication of an illness expected to result in death within 12 months, the Contract will not meet this objective.

The Application is attached to and made part of the Contract.

When you sign this application, you are agreeing to the elections you have made and acknowledging your understanding of the terms and conditions described in this application. If you have any questions, ask your investment adviser or registered representative BEFORE you sign this application.

Contract Owner Signature: [John Q. Doe]

Joint Contract Owner Signature (if any): [Jane M. Doe]

State In Which Application Was Signed: [Anystate]                                                                                       Date: [April 27, 2020]

VAAA-0128NY.1	Page 8 of 9	(NEW YORK) [ (NARNY) (02/2020) ]

8.	Primary Registered Representative Information

8a.	Primary Registered Representative Replacement Information

☐ Yes    ☒ No     Are you aware of any existing annuities or insurance owned by the applicant?

☐ Yes    ☒ No     Is the applied for Contract intended to replace, discontinue or change any existing life insurance or annuity                              contracts?

8b.	Primary Registered Representative Information (Please print)

Name (First, MI, Last): [Thomas A. Moore]

Office Street Address: [456 Anystreet]

City: [Anycity]                                                                                                                       State:    [Anystate]                     ZIP: [12345]

Phone Number: [555-555-5555]                                                                                                       Percentage: [100] %

Email: [tmoore@abcbrokerage.com]

Firm Name: [ABC Brokerage]

SSN: [###-##-####]  (Not required if registered representative and firm name are printed clearly above.)

When the Registered Representative signs this application, he/she is agreeing to all the terms and conditions applicable to him/her as the Registered Representative.

Signature: [Thomas A. Moore]	Date:	[April 27, 2020]

Principal’s Signature: [James P. Smith]	Date:	[April 27, 2020]
(If required)

9.	Additional Registered Representative Information

9a.	Additional Registered Representative Replacement Information

☐ Yes    ☐ No     Are you aware of any existing annuities or insurance owned by the applicant?

☐ Yes    ☐ No     Is the applied for Contract intended to replace, discontinue or change any existing life insurance or annuity                              contracts?

9b.	Additional Registered Representative Information (Please print)

Name (First, MI, Last):

Office Street Address:

City:                                                                                                                     State:                        ZIP:

Phone Number:                                                                                                                  Percentage:_% Email:

                                                                                                                                                                     Firm Name:

SSN:                                 (Not required if registered representative and firm name are printed clearly above.)

When the Registered Representative signs this application, he/she is agreeing to all the terms and conditions applicable to him/her as the Registered Representative.

Signature:                                                                                                                                                    Date:

For Home Office Use

[ The Nationwide Advisory Retirement Income Annuity is issued by Nationwide Life Insurance Company, Columbus Ohio. ]

[ Nationwide and the Nationwide N and Eagle are service marks of Nationwide Mutual Insurance Company. ©2019 Nationwide ]

VAAA-0128NY.1	Page 9 of 9	(NEW YORK) [ (NARNY) (02/2020) ]